UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2024

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Operating Officer

Deana La Rosa was appointed as the Chief Operating Officer of the Company by the Board of Directors of La Rosa Holdings Corp., a Nevada corporation (the “Company”), effective February 1, 2024.

Deana La Rosa, aged 53, the Chief Operating Officer of the Company, brings over 30 years of expertise in finance and real estate to the Company. Ms. La Rosa joined the Company as a Director of Operations in September 2023. Prior to that she served as the CEO of Lighthouse Mortgage Solutions from June 2021 through August 2023 and held key positions in management at Union Home Mortgage Corp. from January 2019 through May 2022 and The Federal Savings Bank from July 2015 through January 2019 as an SVP, where Ms. La Rosa consistently led her teams to top producer status. With almost two decades as a licensed mortgage broker, she has excelled as an owner, sales manager, and operations manager. Notably, Ms. La Rosa played a pivotal role in coaching loan officers and realtors to achieve top-tier performance. Her educational background includes business management and accounting studies at Adelphi University, complemented by a certification in equities and bond market trading from the NY Institute of Finance. Ms. La Rosa’s extensive experience and commitment to excellence underscore her as a distinguished professional in finance and real estate.

Ms. La Rosa and the Company entered into an employment agreement for a period from February 1, 2024 to December 31, 2024 (the “Employment Agreement”), which shall be automatically extended thereafter, upon the same terms and conditions, for successive periods of one (1) year, unless and until either party provides written notice of their intention not to extend the term of the agreement at least 45 days prior to the applicable renewal date. Pursuant to the Employment Agreement, Ms. La Rosa will be paid an annual base salary of $250,000. Following the end of each calendar year beginning with the 2024 calendar year, Ms. La Rosa will be eligible to receive an annual performance bonus targeted of up to 50% of her base salary, based on periodic assessments of her performance and upon approval of the Compensation Committee of the Board of the Company. Pursuant to the Employment Agreement, the Company also issued to Ms. La Rosa a non-qualified stock option to purchase 300,000 shares of common stock for $1.7332 per share (the closing price of the Company’s common stock on January 31, 2024). The option was granted pursuant to the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) and vested 100% upon issuance. The option expires on the tenth anniversary date of the date of issuance, subject to terms and conditions of the Employment Agreement and the 2022 Plan.

There are no arrangements or understandings between Ms. La Rosa and any other person pursuant to which Ms. La Rosa was appointed as the Chief Operating Officer of the Company.

Ms. La Rosa is the spouse of Joseph La Rosa, the Chief Executive Officer and the Chairman of the Board, and the sister-in-law of Michael La Rosa, a member of the Company’s Board. There are no other family relationships between Ms. La Rosa and any director, executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer. Other than the related party transactions reported by the Company in the final prospectus dated as of October 9, 2023 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 on October 10, 2023 and in the Company’s quarterly report for the fiscal quarter ended September 30, 2023 filed with the Securities and Exchange Commission relating to transactions with Joseph La Rosa, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which Ms. La Rosa had, or will have, a direct or indirect material interest.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(e) Compensatory Arrangement of Chief Financial Officer

On February 1, 2024, on the approval and recommendation of the Compensation Committee of the Board and approval by the Board, the Company entered into an Amendment (the “Amendment”) to that certain Employment Agreement, dated November 1, 2022 (the “CFO Employment Agreement”), between the Company and Kent Metzroth, the Company’s Chief Financial Officer.

The Amendment amends Sections 4(b) and 4(c) of the CFO Employment Agreement providing Mr. Metzroth a guaranteed annual cash bonus of $25,000, which commences with the 2023 fiscal year, and changing the form of equity awards to be granted to Mr. Metzroth under these sections from restricted shares of common stock to non-qualified stock options. Pursuant to the Amendment, on February 1, 2024, the Company issued Mr. Metzroth a non-qualified stock option exercisable for an aggregate of 359,120 shares of common stock for $1.7332 per share (the closing price of the Company’s common stock on January 31, 2024). The option was granted pursuant to the 2022 Plan and vested 100% upon issuance. The option expires on the tenth anniversary date of the date of issuance, subject to terms and conditions of the CFO Employment Agreement and the 2022 Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by the Amendment, copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment agreement between Deana La Rosa and La Rosa Holdings Corp. dated January 31, 2024
10.2	Amendment dated February 1, 2024 to the employment agreement between Kent Metzroth and La Rosa Holdings Corp. dated November 1, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024	LA ROSA HOLDINGS CORP.

	By:	/s/ Kent Metzroth
	Name:	Kent Metzroth
	Title:	Chief Financial Officer

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